                                                                    EXHIBIT 10.1

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

                             SECURED PROMISSORY NOTE
                             -----------------------

$1,636,264.08                                               As of March 31, 2003

     FOR VALUE RECEIVED, Go West Entertainment, Inc., or permitted assigns hereby promises to pay, ON DEMAND, to the order of Scores Holding Company, or it's nominee, the principal sum of one million six hundred thirty six thousand two hundred sixty four and 8/100 Dollars ($1,636,264.08) (the "Principal Amount") as follows:

     1.   TERM; PAYMENTS. The term of this Note is five years. All payments of
          --------------
          principal and interest is payable as set forth in the attached repayment schedule.

     2.   INTEREST. Maker will pay simple interest on the unpaid principal
          --------
          amount hereof from time to time outstanding at a rate of 7% simple interest per annum on the outstanding principal balance. Interest on the unpaid principal amount of this Note at the rate provided is payable as set forth in the attached repayment schedule. In the case of any conflict between an interpretation of the language contained herein and the payment schedule attached hereto, the payment schedule will control.

     3.   MANNER OF PAYMENT. All payments by Maker on account of principal,
          -----------------
          interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. If any payment of principal or interest becomes due on a day that is not a Business Day, such payment shall be made not later than the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. "Business Day" means any day on which commercial banks in New York City are open for business.

     4.   SECURITY. The Principal Amount shall be secured by any and all rights
          --------
          Maker shall have, whether exercised, contingent or fixed, in whole or in part, by the lease on the property commonly known as 533-535 W. 28th Street, New York, New York. Upon any default, Payee will waive interest on the Principal Amount and this Note shall be exchanged for the Lease.

     5.   ADJUSTMENT. Upon final audit of financial statements, this Note may be
          ----------
          adjusted to reflect a revised balance due from Maker to Payee.

     6.   EVENTS OF DEFAULT. If default shall be made in the payment of the
          -----------------
          principal of or interest on this Promissory Note as and when due and payable and the continuation of such condition for three (3) Business Days then, at any time thereafter during the continuance of such event, (i) Payee may, by written notice to Maker, declare the remaining principal of, and any accrued but unpaid interest on, this Promissory Note to be forthwith due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind other than as expressly herein provided, all of which are hereby expressly waived, and (ii) Payee may pursue any remedies available to it at law or at equity.

     7.   NO WAIVER; RIGHTS AND REMEDIES CUMULATIVE. No failure on the part of
          -----------------------------------------
          Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Payee of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law.

     8.   COSTS AND EXPENSES. Maker shall reimburse Payee for all costs and
          ------------------
          expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to Payee in connection with the enforcement of Payee's rights hereunder.

     9.   AMENDMENTS. No amendment, modification or waiver of any provision of
          ----------
          this Promissory Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by Payee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10.  GOVERNING LAW. This Promissory Note shall be deemed to be a contract
          -------------
          made under the laws of New York and shall be governed and construed in accordance with the laws of said state without giving effect to principles of conflicts of law.

     11.  HEADINGS AND CONSTRUCTION. The headings of the paragraphs of this
          -------------------------
          Promissory Note are inserted for convenience of reference only and shall not be deemed to constitute a part hereof. Words used herein of any gender shall be construed to include any other gender where appropriate and words used herein which are either singular or plural shall be construed to include the other where appropriate.

     12.  SUCCESSORS AND ASSIGNS. The provisions hereof shall be binding upon
          ----------------------
          and shall insure to the benefit of Maker and Payee and their respective successors and assigns. Payee may assign this Note to a special purpose corporation formed at the convenience of Payee and, upon notice to Maker, may transfer all rights in and to this Note to such corporation.

          13. PARTIAL INVALIDITY. If any provision of this Promissory Note is
          ----------------------
          held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Promissory Note as a whole but this Promissory Note shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable, and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.

     14.  WAIVER OF NOTICE; SET-OFF GENERALLY. Maker hereby waives presentment,
          -----------------------------------
          notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note, and waives any right of set-off or counterclaim with respect to its obligations hereunder.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has caused this Promissory Note to be executed by its duly authorized officer as of the day and year first above written.

                                       GO WEST ENTERTAINMENT, INC.

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________

     PAYMENT            OUSTANDING          MONTHLY PRINCIPAL     MONTHLY INTEREST     MONTHLY PRINCIPAL
    DUE DATE:       PRINCIPAL BALANCE:          PAYMENT:               PAYMENT:        & INTEREST TOTAL:
    ---------       ------------------          --------               --------        -----------------
    11/1/2003         $1,636,264.08         $   10,000.00         $    9,544.33         $   19,544.33
    12/1/2003         $1,626,264.08         $   10,000.00         $    9,486.00         $   19,486.00
     1/1/2004         $1,616,264.08         $   10,000.00         $    9,427.67         $   19,427.67
     2/1/2004         $1,606,264.08         $   10,000.00         $    9,369.34         $   19,369.34
     3/1/2004         $1,596,264.08         $   10,000.00         $    9,311.01         $   19,311.01
     4/1/2004         $1,586,264.08         $   10,000.00         $    9,252.68         $   19,252.68
     5/1/2004         $1,576,264.08         $   10,000.00         $    9,194.35         $   19,194.35
     6/1/2004         $1,566,264.08         $   10,000.00         $    9,136.02         $   19,136.02
     7/1/2004         $1,556,264.08         $   10,000.00         $    9,077.69         $   19,077.69
     8/1/2004         $1,546,264.08         $   10,000.00         $    9,019.36         $   19,019.36
     9/1/2004         $1,536,264.08         $   10,000.00         $    8,961.03         $   18,961.03
    10/1/2004         $1,526,264.08         $   10,000.00         $    8,902.70         $   18,902.70
    11/1/2004         $1,494,675.23         $   31,588.85         $    8,718.44         $   40,307.29
    12/1/2004         $1,463,086.38         $   31,588.85         $    8,534.18         $   40,123.03
     1/1/2005         $1,431,497.53         $   31,588.85         $    8,349.93         $   39,938.78
     2/1/2005         $1,399,908.68         $   31,588.85         $    8,165.67         $   39,754.52
     3/1/2005         $1,368,319.83         $   31,588.85         $    7,981.41         $   39,570.26
     4/1/2005         $1,336,730.98         $   31,588.85         $    7,797.15         $   39,386.00
     5/1/2005         $1,305,142.13         $   31,588.85         $    7,612.89         $   39,201.74
     6/1/2005         $1,273,553.28         $   31,588.85         $    7,428.64         $   39,017.49
     7/1/2005         $1,241,964.43         $   31,588.85         $    7,244.38         $   38,833.23
     8/1/2005         $1,210,375.58         $   31,588.85         $    7,060.12         $   38,648.97
     9/1/2005         $1,178,786.73         $   31,588.85         $    6,875.86         $   38,464.71
    10/1/2005         $1,147,197.88         $   31,588.85         $    6,691.61         $   38,280.46
    11/1/2005         $1,115,609.03         $   31,588.85         $    6,507.35         $   38,096.20
    12/1/2005         $1,084,020.18         $   31,588.85         $    6,323.09         $   37,911.94
     1/1/2006         $1,052,431.33         $   31,588.85         $    6,138.83         $   37,727.68
     2/1/2006         $1,020,842.48         $   31,588.85         $    5,954.57         $   37,543.42
     3/1/2006         $  989,253.63         $   31,588.85         $    5,770.32         $   37,359.17
     4/1/2006         $  957,664.78         $   31,588.85         $    5,586.06         $   37,174.91
     5/1/2006         $  926,075.93         $   31,588.85         $    5,401.80         $   36,990.65
     6/1/2006         $  894,487.08         $   31,588.85         $    5,217.54         $   36,806.39
     7/1/2006         $  862,898.23         $   31,588.85         $    5,033.29         $   36,622.14
     8/1/2006         $  831,309.38         $   31,588.85         $    4,849.03         $   36,437.88
     9/1/2006         $  799,720.53         $   31,588.85         $    4,664.77         $   36,253.62
    10/1/2006         $  768,131.68         $   31,588.85         $    4,480.51         $   36,069.36
    11/1/2006         $  736,542.83         $   31,588.85         $    4,296.25         $   35,885.10
    12/1/2006         $  704,953.98         $   31,588.85         $    4,112.00         $   35,700.85
     1/1/2007         $  673,365.13         $   31,588.85         $    3,927.74         $   35,516.59
     2/1/2007         $  641,776.28         $   31,588.85         $    3,743.48         $   35,332.33
     3/1/2007         $  610,187.43         $   31,588.85         $    3,559.22         $   35,148.07
     4/1/2007         $  578,598.58         $   31,588.85         $    3,374.97         $   34,963.82
     5/1/2007         $  547,009.73         $   31,588.85         $    3,190.71         $   34,779.56
     6/1/2007         $  515,420.88         $   31,588.85         $    3,006.45         $   34,595.30
     7/1/2007         $  483,832.03         $   31,588.85         $    2,822.19         $   34,411.04
     8/1/2007         $  452,243.18         $   31,588.85         $    2,637.93         $   34,226.78
     9/1/2007         $  420,654.33         $   31,588.85         $    2,453.68         $   34,042.53
    10/1/2007         $  389,065.48         $   31,588.85         $    2,269.42         $   33,858.27
    11/1/2007         $  357,476.63         $   31,588.85         $    2,085.16         $   33,674.01
    12/1/2007         $  325,887.78         $   31,588.85         $    1,900.90         $   33,489.75
     1/1/2008         $  294,298.93         $   31,588.85         $    1,716.65         $   33,305.50
     2/1/2008         $  262,710.08         $   31,588.85         $    1,532.39         $   33,121.24
     3/1/2008         $  231,121.23         $   31,588.85         $    1,348.13         $   32,936.98
     4/1/2008         $  199,532.38         $   31,588.85         $    1,163.87         $   32,752.72

     5/1/2008         $  167,943.53         $   31,588.85         $      979.61         $   32,568.46
     6/1/2008         $  136,354.68         $   31,588.85         $      795.36         $   32,384.21
     7/1/2008         $  104,765.83         $   31,588.85         $      611.10         $   32,199.95
     8/1/2008         $   73,176.98         $   31,588.85         $      426.84         $   32,015.69
     9/1/2008         $   41,588.13         $   31,588.85         $      242.58         $   31,831.43
    10/1/2008         $    9,999.28         $    9,999.28         $       58.33         $   10,057.61

       TOTAL:                               $1,636,264.08         $  321,382.88         $1,957,646.96
